CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our Firm under the caption "Independent Accountants" in the Prospectuses and in the Statement of Additional Information incororated by reference in this Post-Effective Amendment No. 42 to the Registration Statement of The Victory Portfolios on Form N-1A (File No. 33-8982).



                                                 /s/PricewaterhouseCoopers LLP
                                                 -----------------------------
                                                 PricewaterhouseCoopers LLP


Columbus, Ohio
July 29, 1998